Offerings - Offering: 1	Feb. 27, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 5,930,997.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 819.07
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. Calculated as the aggregate maximum purchase price for shares of beneficial interest.